UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Earliest Event Reported: February 3, 2012


                           RANCHER ENERGY CORPORATION
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                    000-51425                98-0422451
----------------------------     ------------------    -------------------------
(State or other jurisdiction    (Commission File      (IRS Employer Identifi-
     of incorporation)                 Number)             cation Number)


                  999 18th Street, Suite 2700, Denver, CO 80202
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (303) 629-1125
               Registrant's telephone number, including area code


                 ---------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

On February 3, 2012, the Board of Directors of Rancher Energy Corporation ("the Company") dismissed the Company's independent registered public accountant, Hein and Associates LLP.

On February 3, 2012, the Company's Board of Directors approved the appointment of Borgers & Cutler CPA's PLLC, as the Company's independent registered public accountant. The action to engage new auditors was approved by the Company's Board of Directors, as the Company does not have an audit committee.

In connection with the audits of the fiscal years ended March 31, 2011 and 2010, and through February 3, 2012, no disagreements exist with Hein and Associates LLP on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein and Associates LLP have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit reports from Hein and Associates LLP for the fiscal years ended March 31, 2011 and 2010, contained an opinion which included a paragraph discussing uncertainties related to the continuation of the Company as a going concern, but did not include a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has authorized Hein and Associates LLP to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Hein and Associates LLP review the disclosure herein and has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. Such letter is filed as an exhibit to this Report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                                 Description
            16.1        Letter of Certifying Accountant, dated February 8, 2012


                                       2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            RANCHER ENERGY CORPORATION



                                            By: /s/ Jon Nicolaysen
                                                --------------------------------
                                                Jon Nicolaysen
                                                Chief Executive Officer


                                            Date: February 8, 2012